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                                                                        EX-24.1


                               POWER OF ATTORNEY


         We, the undersigned directors of Bowater Incorporated, hereby severally appoint Wendy C. Shiba, Anthony H. Barash and David G. Maffucci, each of them singly, our true and lawful attorneys, with the full power of substitution, to sign for us and in our names with respect to the Registration Statements on Form S-8 pertaining to the Great Northern Paper, Inc. Savings and Capital Growth Plan for Salaried Employees and the Great Northern Paper, Inc. Hourly 401(k) Savings Plan and any and all amendments to the Registration Statements, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1993, as amended, and all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our attorney to the Registration Statements and any and all amendments thereto, including post-effective amendments.


Signature                                 Title                     Date
---------                                 -----                     ----

            /s/
-----------------------------             Director                 November 20, 1996
Francis J. Aguilar

            /s/
-----------------------------             Director                 November 20, 1996
Hugh D. Aycock

            /s/
-----------------------------             Director                 November 20, 1996
Richard Barth

            /s/
-----------------------------             Director                 November 20, 1996
Kenneth M. Curtis

            /s/
-----------------------------             Director                 November 20, 1996
H. Gordon MacNeill

            /s/
-----------------------------             Director                 November 20, 1996
Donald R. Melville

            /s/
-----------------------------             Director                 November 20, 1996
John A. Rolls

            /s/
-----------------------------             Director                 November 20, 1996
James L. Pate





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